SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934, as amended.

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

Preliminary Proxy Statement ☐

Confidential for Use of the Commission only (as permitted by Rule 14a-6(e)(2) ☐

Definitive Proxy Statement ☐

Definitive Additional Materials ☒

Soliciting Material Pursuant to §§ 240.14a-12 ☐

1-800-FLOWERS.COM, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

1-800-FLOWERS.COM, INC.

2022 Annual Meeting
Vote by December 7, 2022
11:59 PM ET

D92105-P80733

You invested in 1-800-FLOWERS.COM, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 8, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 24, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 8, 2022
9:00 a.m. EST

Virtually at:
www.virtualshareholdermeeting.com/FLWS2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

1-800-FLOWERS.COM, INC.

2022 Annual Meeting
Vote by December 7, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Celia R. Brown 02) James A. Cannavino 03) Dina Colombo 04) Eugene F. DeMark 05) Leonard J. Elmore 06) Adam Hanft 07) Stephanie Redish Hofmann 08) Christopher G. McCann 09) James F. McCann 10) Katherine Oliver 11) Larry Zarin	For
2. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D92106-P80733